SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                    Date of Report
                    (Date of earliest
                    event reported):        September 26, 2000


       Speedcom Wireless Corporation (formerly known as LTI Holdings, Inc)
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             (Exact name of registrant as specified in its charter)


   Delaware                     0-21061                           58-2044990
--------------           ---------------------                 ---------------
(State or other            (Commission File                    (IRS Employer
jurisdiction of                 Number)                      Identification No.)
incorporation)


            1748 Independence Boulevard, C-5, Sarasota, Florida 34234
      --------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (941) 358-9283
                       -----------------------------------
                         (Registrant's telephone number)



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Item 1.       Changes in Control of Registrant.
------        --------------------------------

              A change of control of the registrant occurred on September 26, 2000, upon the effectiveness of the merger (the "Merger") of Speedcom Wireless International Corporation ("Speedcom") into LTI Holdings, Inc. ("LTI" or the "Company") pursuant to which LTI became the surviving corporation. In conjunction with the closing of the Merger, LTI changed its name to Speedcom Wireless Corporation. Pursuant to the terms of the Agreement and Plan of Merger dated August 4, 2000, (the "Merger Agreement"), between Speedcom and LTI, the shareholders of Speedcom received 1.146 shares of LTI common stock for each share of Speedcom common stock that they owned before the Merger. The exchange ratio accounted for a reverse stock split whereby each share of LTI stock was exchanged for 0.235 shares of Speedcom stock.

              As provided in the Merger Agreement, all of LTI's officers and directors resigned their positions and Speedcom's management became the management of the combined company. A Form S-4 dated August 25, 2000 filed with the Securities and Exchange Commission ("Form S-4") describes in detail the management of the combined company and is incorporated herein by reference.

              Pursuant to Rule 13d-3, Michael W. McKinney, Chairman and Chief Executive Officer of Speedcom, is deemed to be the beneficial owner of 5,733,628.99 shares which represent 61.7% of the shares of common stock believed to be outstanding. Mr. McKinney has sole investment management authority for the shares and accordingly, has sole voting and dispositive power over the shares. Of the shares, 5,615,400 shares are held by a general partnership, MWM Family Ltd., 99% of which is owned by Mr. McKinney and members of his family. Mr. McKinney is the sole managing general partner.

Item 2.       Acquisition or Disposition of Assets.
------        ------------------------------------

              On August 4, 2000, Speedcom Wireless Corporation (formerly known as LTI Holdings, Inc.) entered into the Merger Agreement with Speedcom Wireless International Corporation, whereby Speedcom merged with and into the Company with the Company as the surviving entity. Pursuant to the terms of the Merger Agreement, the shareholders of Speedcom received 1.146 shares of LTI common stock for each share of Speedcom common stock that they owned before the Merger. The exchange ratio accounted for a reverse stock split whereby each share of LTI stock was exchanged for 0.235 shares of Speedcom stock. See the Form S-4 for a description of the Company's business following the merger.





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


Item 7.       Financial Statements and Exhibits.
------        ---------------------------------

              The following financial statements are incorporated by reference from the Form S-4

              (a)   Financial statements of businesses acquired

                    Report of Independent Auditors - Ernst & Young LLP

                    Balance Sheets as of December 31, 1999 and June 30, 2000 (unaudited)

                    Statements of Operations for the years ended December 31, 1998 and 1999 and six months ended June 30, 1999 and 2000 (unaudited)

                    Statements of Changes in Stockholders' Equity (Deficit) for the years ended December 31, 1998 and 1999 and six months ended June 30, 2000 (unaudited)

                    Statements of Cash Flows for years ended December 31, 1998 and 1999 and six months ended June 30, 1999 and 2000 (unaudited)

              (b)   Pro forma financial statements

                    Historical and Pro Form Operating Information for the years ended December 31 1998 and 1999 and six months ended
                    June 30, 1999 and 2000 (unaudited)

                    Historical and Pro Forma Balance Sheets for the year ended December 31, 1999 and June 30, 2000 (unaudited)

              (c)   Exhibits

         EXHIBIT
          NUMBER                                   DESCRIPTION
         -------                                   -----------

          2.1(1) Asset Purchase Agreement between Packaging Atlanta Corporation and Laminating Technologies Inc. dated April 26, 1999

          2.2 Agreement and Plan of Merger by and between Speedcom Wireless International Corporation and LTI Holdings, Inc., dated as of August 4, 2000 (included as Appendix A to the proxy statement/prospectus filed as part of Form S-4 Registration Statement (File No. 333-43098) and incorporated herein by reference)

          3.1 Amended and Restated Certificate of Incorporation (included as Appendix B to the proxy statement/ prospectus filed as part of Form S-4 Registration Statement (File No. 333-43098) and incorporated herein by reference)

          3.2            Amended and Restated Bylaws

          4.1(2)         Form of Bridge Note

          4.2(2)         Form of Warrant Agreement

          4.3(2)         Form of Underwriter's Unit Purchase Option





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


         10.1(3) Registration Rights Agreement between the registrant and Michael E. Noonan

         10.2(2)         Amended and Restated 1996 Stock Option Plan

         10.3(2)         Form of Indemnification Agreement

         10.4 Executive Employment Agreement between Speedcom Wireless International Corporation and Jay O. Wright, dated November 18, 1999

         10.5 Executive Employment Agreement between Speedcom Wireless International Corporation and Bruce Sanguinetti, dated July ___, 2000

         10.6 Executive Employment Agreement between Speedcom Wireless International Corporation and Michael McKinney, dated April ___, 2000

         10.7            Non-Qualified Stock Option Agreement

         10.8            Non-Qualified Stock Option Plan
------------------

(1) Incorporated by reference to the registrant's Definitive Proxy Statement dated May 27, 1999.

(2) Incorporated by reference to the registrant's Registration Statement on Form SB-2 (File No. 333-6711) filed with the SEC on June 24, 1996.

(3) Incorporated by reference to Amendment No. 1 to the registrant's Registration Statement on Form SB-2 (File No. 333-6711) filed with the SEC on July 31, 1996.

Item 8.       Change in Fiscal Year.
------        ---------------------

              As of September 26, 2000 (the effective date of the Merger), Speedcom changed its fiscal year from March 31 to December 31. The report covering the transition period will be filed on a Form 10-K for the nine months ending December 31, 2000.





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


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPEEDCOM WIRELESS CORPORATION



Date:  October 11, 2000                By:   /s/ Michael W. McKinney
                                          --------------------------------------
                                           Michael W. McKinney
                                           Chairman and Chief Executive Officer






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


                                  EXHIBIT LIST


         EXHIBIT
          NUMBER                                   DESCRIPTION
         -------                                   -----------

          2.1(1) Asset Purchase Agreement between Packaging Atlanta Corporation and Laminating Technologies Inc. dated April 26, 1999

          2.2 Agreement and Plan of Merger by and between Speedcom Wireless International Corporation and LTI Holdings, Inc., dated as of August 4, 2000 (included as Appendix A to the proxy statement/prospectus filed as part of Form S-4 Registration Statement (File No. 333-43098) and incorporated herein by reference)

          3.1 Amended and Restated Certificate of Incorporation (included as Appendix B to the proxy statement/ prospectus filed as part of Form S-4 Registration Statement (File No. 333-43098) and incorporated herein by reference)

          3.2            Amended and Restated Bylaws

          4.1(2)         Form of Bridge Note

          4.2(2)         Form of Warrant Agreement

          4.3(2)         Form of Underwriter's Unit Purchase Option

         10.1(3) Registration Rights Agreement between the registrant and Michael E. Noonan

         10.2(2)         Amended and Restated 1996 Stock Option Plan

         10.3(2)         Form of Indemnification Agreement

         10.4 Executive Employment Agreement between Speedcom Wireless International Corporation and Jay O. Wright, dated November 18, 1999

         10.5 Executive Employment Agreement between Speedcom Wireless International Corporation and Bruce Sanguinetti, dated July ___, 2000

         10.6 Executive Employment Agreement between Speedcom Wireless International Corporation and Michael McKinney, dated April ___, 2000

         10.7            Non-Qualified Stock Option Agreement

         10.8            Non-Qualified Stock Option Plan
------------------

(1) Incorporated by reference to the registrant's Definitive Proxy Statement dated May 27, 1999.

(2) Incorporated by reference to the registrant's Registration Statement on Form SB-2 (File No. 333-6711) filed with the SEC on June 24, 1996.

(3) Incorporated by reference to Amendment No. 1 to the registrant's Registration Statement on Form SB-2 (File No. 333-6711) filed with the SEC on July 31, 1996.




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